UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 11, 2020

HEALTHCARE SOLUTIONS MANAGEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-147367	38-3767357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

387 Corona St., Suite 555, Denver, CO 80218
(Address of principal executive offices)

(720) 442-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2020, Healthcare Solutions Management Group, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “A&R Certificate”) with the Delaware Secretary of State. The A&R Certificate was approved by the Company’s board of directors and by stockholders holding a majority of the voting power of the Company’s issued and outstanding capital stock. Set forth in the table below is a summary of the differences between the Company’s prior certificate of incorporation, as amended (the “Prior Certificate”), and the A&R Certificate.

	Provision of Prior Certificate	Provision of A&R Certificate

Registered Office	SECOND The registered office in Delaware is 16192 Coastal Highway, Lewes, DE 19958 and its registered agent at such address is Harvard Business Services, Inc.
Section 2. The name and address of the registered agent of the Company in Delaware is Harvard Business Services, Inc., 16192 Coastal Highway, Lewes, DE 19958 or such other agent and address as the board of directors of the Company shall from time to time select.

Description of Capital Stock
FOURTH The aggregate number of shares of stock which the company shall have the authority to issue is 25 million shares, consisting of 24 million shares of common stock and one million shares of preferred stock.

Section 4 The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be 1,400,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Preemptive Rights of Common Stock	Not addressed
Section 4(b)(i) No stockholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.

Voting Rights and Powers of Common Stock	Not addressed
Section 4(b)(ii) With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name.

Cash Dividends	Not addressed
Section 4(b)(iii)(A) Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore.

Other Dividends and Distributions of Common Stock	Not addressed	Section 4(b)(iii)(B) The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

Other Rights of Common Stock	Not addressed
Section 4(b)(iv) Except as otherwise required by the DGCL and as may otherwise be provided in these Certificate of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

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	Provision of Prior Certificate	Provision of A&R Certificate

Classes of Preferred Stock	Not addressed
Section 4(c) The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion.

Authority of Board to fix powers, rights, restrictions of preferred stock	Not addressed.	Section 4(c)(i) – 4(c)(ix) describes the authority of the Board to determine various powers, rights, and restrictions pertaining to the preferred stock

Cumulative Voting	Not addressed.	Section 4(e) Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of stockholders of the Corporation.

Voting as One Class	Not addressed.
Section 4(f) provides that except as otherwise required by the DGCL, the certificate of incorporation or any designation for a class of preferred stock, (i) all shares of capital stock of the Corporation shall vote together as one class on all matters submitted to a vote of the stockholders; and (ii) the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the applicable matter shall be required for approval of such matter.

Section 242(b)(2) Election	Not addressed.
Section 4(g) indicates that for the avoidance of doubt, the intent of Section 4(g) is, and the operation of Section 4(f) shall be, that, without limitation, (i) the number of authorized shares of common stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of Section 242(b)(2) of the DGCL, with no vote of any holders of a particular class of stock, voting as a separate class, being required; and (ii) unless otherwise set forth in a certificate of designations for the applicable class of preferred stock, the number of authorized shares of any class of preferred stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of Section 424(b)(2) of the DGCL, with no vote of any holders of a particular class of stock, voting as a separate class, being required.

Adoption of Bylaws	SEVENTH The Board of Directors is empowered to adopt, amend or repeal the bylaws.
Section 5. In the furtherance and not in limitation of the powers conferred by statute and subject to Section 6, the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation.
Section 3(g). Corporation shall have power to make bylaws not inconsistent with the constitution or laws of the United States or of the State of Delaware.

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	Provision of Prior Certificate	Provision of A&R Certificate

Stockholder Amendment of Bylaws	Not addressed.
Section 6. Notwithstanding Section 5, the Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than fifty-one percent (51%) of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

Management of Corporation
SIXTH The company shall be managed by the Board of Directors. The number of directors shall be (i) fixed at not less than one and not greater that nine, (ii) initially fixed at three, and (iii) thereafter be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors.

Section 7.
Board of Directors
. The business and affairs of the Corporation shall be managed by and under the direction of the Board. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the number of directors of the Corporation may be amended from time to time as set forth in the Bylaws.

Composition of Board	Not addressed.	Section 7. As of the date hereof the Board shall consist of one person – Robert Stevens, Court Appointed Receiver.

Interested Directors	Not addressed.
Section 9. No contract or transaction between the Corporation and any of its directors, or between the Corporation and any other corporation, firm, association or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association or legal entity, or because the interested director was present at the meeting of the Board which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that (i) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have ratified and approved such contract or transaction; or (ii) the conditions of DGCL Title 8, Section 144 are met.

Term of Board of Directors	Not addressed.
Section 10. Except as otherwise required by applicable law, each director shall serve for a term ending on the date of the third Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) following the Annual Meeting at which such director was elected. All directors shall have equal standing. Notwithstanding the foregoing provisions of this Section 10, each director shall serve until their successor is elected and qualified or until his death, resignation or removal and no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.

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	Provision of Prior Certificate	Provision of A&R Certificate

Vacancies on Board of Directors
SIXTH Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies resulting from death, resignation, retirement, disqualification or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office though less than quorum, the directors so chosen shall hold office until the next annual meeting of stockholders. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

Section 9. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

Removal of Directors
SIXTH Subject to the rights of the holders of any series of preferred stock then outstanding, any directors, or the entire Board, may be removed from office at any time, with cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies on the Board resulting from such removal may be filled by (i) the shareholders at a special meeting, or (ii) by a majority of the directors then in office, though less than a quorum. Directors so chosen shall hold office until the next annual meeting of stockholders.

Section 12. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any stockholder vote.

Stockholder Action	Not addressed.
Section 13. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and this Certificate of Incorporation have been satisfied.

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	Provision of Prior Certificate	Provision of A&R Certificate

Special Stockholder Meeting	Not addressed.
Section 14. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by Board, within the limits fixed by law.

Location of Stockholder Meetings	Not addressed.
Section 15. Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws.

Private Property of Stockholders	Not addressed.
Section 16. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever and the stockholders shall not be personally liable for the payment of the Corporation’s debts.

Amendments
NINTH The Corporation reserves the right to amend or repeal any provision contained in the certificate of incorporation in the manner prescribed the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of the certificate of incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by the law or by the certificate of incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal Article NINTH, SIXTH, SEVENTH or EIGHTH.

Section 17. The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Certificate of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on stockholders herein granted subject to this reservation.

Term of Existence	Not addressed.	Section 18. The Corporation is to have perpetual existence.

Fiduciary Duty and Liability of Directors
EIGHTH Directors shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty except for liability (i) for any breach of the duty of loyalty, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

Section 19. No director of this Corporation shall have personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable Sections of the DGCL, (iv) the payment of dividends in violation of the DGCL or, (v) for any transaction from which the director derived an improper personal benefit.

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	Provision of Prior Certificate	Provision of A&R Certificate

Effect of repeal or modification on Liability of Directors	EIGHTH Any repeal or modification of Articles EIGHTH by stockholders shall not adversely affect any right or protection of a director existing at the time of such repeal or modification.
Section 19. Any repeal or modification of Section 19 by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Indemnification	Not addressed.	Sections 20(a) – 20(e) provides for the indemnification of the Corporation’s officers and directors.

Forum Selection	Not addressed.
Section 21 Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

The foregoing description of the A&R Certificate does not purport to be complete and is qualified in its entirety by reference to the A&R Certificate filed as Exhibit 3.1 hereto and incorporated herein by reference.

Also on February 11, 2020, the Company’s board of directors adopted Amended and Restated Bylaws (the “A&R Bylaws”). The A&R Bylaws are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of the registrant.
3.2	Amended and Restated Bylaws of the registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SOLUTIONS MANAGEMENT GROUP, INC.

Dated: February 18, 2020	By:	/s/ Robert Stevens
Robert Stevens Receiver

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